UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  February 17, 2005
(Date of earliest event reported)

                       GE Commercial Mortgage Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                 333-114525-01                 02-0666931
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

                  292 Long Ridge Road
                  Stamford, Connecticut                            06927
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                 (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code  (203) 357-4000
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C1. On February 17, 2005, GE Commercial Mortgage Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GEMSA Loan Services, L.P., as Master Servicer, Lennar Partners, Inc., as Special Servicer, LaSalle Bank National Association, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent, of the GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C1 issued in twenty-seven classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5, Class A-1A, Class A-J, Class X-P, Class B, Class C, Class D and Class E Certificates are being offered by the Prospectus dated January 28, 2005, as supplemented by the Prospectus Supplement dated February 3, 2005.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 4   Pooling and Servicing Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 4, 2005


                                       GE COMMERCIAL MORTGAGE CORPORATION



                                       By:     /s/ Richard Lorenzo
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                                       Name:   Richard Lorenzo
                                       Title:  Authorized Signatory

                                INDEX TO EXHIBITS
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                                                                  Paper (P) or
Exhibit No.                     Description                       Electronic (E)
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4                               Pooling and Servicing Agreement         E